Exhibit 10.14

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT dated as of February 28, 2011 (as amended, modified, restated or supplemented or extended from time to time, this “Pledge Agreement”) is by and among the parties identified as “Pledgors” on the signature pages hereto and such other parties as may become Pledgors hereunder after the date hereof (individually a “Pledgor”, and collectively the “Pledgors”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (defined below).

W I T N E S S E T H

WHEREAS, credit facilities are, simultaneously with the execution of this Pledge Agreement, being established in favor of Noodles & Company, a Delaware corporation (the “Borrower”), pursuant to the terms of that certain Credit Agreement dated as of the date hereof (as amended, modified, restated, supplemented or extended from time to time, the “Credit Agreement”) among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer;

WHEREAS, each Pledgor is the direct legal and beneficial owner of all of the issued and outstanding capital stock and all of the units of outstanding membership interests, or other equity interests, as the case may be, of each of the entities opposite such Pledgor’s name on Schedule 2(a) hereto (the “Subsidiaries”); and

WHEREAS, it is a condition precedent under the terms of the Credit Agreement that the Pledgors execute and deliver this Pledge Agreement to the Administrative Agent for the benefit of the Secured Parties (as defined herein); and

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                        Definitions.

(a)                            Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

(b)                            As used herein, the following terms shall have the meanings assigned thereto in the UCC: “Accession”, “Financial Asset”, “Proceeds” and “Security.”

(c)                             As used herein, the following terms shall have the meanings set forth below:

“Administrative Agent” has the meaning provided in the introductory paragraph hereof.

“Pledged Collateral” has the meaning provided in Section 2 hereof.

“Pledged Shares” has the meaning provided in Section 2 hereof.

“Secured Obligations” means, without duplication, (i) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding and (ii) all costs and expenses incurred in connection with enforcement and collection of the Secured Obligations described in the foregoing clauses (i) and (ii), including, without limitation, attorneys’ fees and disbursements.

“Secured Parties” has the meaning set forth in the Credit Agreement.

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

2.                        Pledge and Grant of Security Interest.  To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Pledgor hereby grants, pledges and assigns to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set-off against, any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Pledged Collateral”):

(a)                            Pledged Shares.  (i) One hundred percent (100%) (or, if less, the full amount owned by such Pledgor) of the right, title and interest in the issued and outstanding Equity Interests owned by such Pledgor of each Domestic Subsidiary set forth on Schedule 2(a) attached hereto and (ii) sixty-six percent (66%) (or, if less, the full amount owned by such Pledgor) of the right, title and interest in the issued and outstanding shares of Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) (“Voting Equity”) and one hundred percent (100%) (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) (“Non-Voting Equity”) owned by such Pledgor of each Foreign Subsidiary directly owned by such Pledgor set forth on Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such Equity Interests, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Equity Interests described in Section 2(b) and 2(c) below, the “Pledged Shares”), including, but not limited to, the following:

i.                  all shares, securities, membership interests and other Equity Interests, cash or other property representing a dividend, payment or other distribution on or in respect of any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any other dividends, distributions, subscriptions, warrants, cash, securities, instruments, rights, options or other property issued to or received or receivable by the holder of, or otherwise in respect of, the Pledged Shares;

ii.               without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving entity, all Equity Interests of the successor entity formed by or resulting from such consolidation or merger;

iii.            all of such Pledgor’s rights and interests under each of the partnership agreements or operating agreements, as applicable, including all voting and management rights and all rights to grant or withhold consents or approvals;

iv.           subject to Section 6.10 of the Credit Agreement, all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of each of the Subsidiaries; and

v.              all other rights, interests, property or claims to which such Pledgor may be entitled in its capacity as a partner or the managing member or member of any Subsidiary of such Pledgor.

(b)                            Additional Shares.  (i) One hundred percent (100%) (or, if less, the full amount owned by such Pledgor) of the right, title and interest in the issued and outstanding Equity Interests owned by such Pledgor of any Person that hereafter becomes a Domestic Subsidiary and (ii) sixty-six percent (66%) (or, if less, the full amount owned by such Pledgor) of the Voting Equity and one hundred percent (100%) (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity owned by such Pledgor of any Person that hereafter becomes a Foreign Subsidiary directly owned by such Pledgor, including, without limitation, the certificates (or other agreements or instruments), if any, representing such Equity Interests.

(c)                             Accessions and Proceeds.  All Accessions, Proceeds, income from, increases in and products of any of the foregoing, subject to the terms and conditions hereinafter set forth.

Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional Equity Interests to the Administrative Agent as collateral security for the Secured Obligations.  Upon delivery to the Administrative Agent, such additional Equity Interests shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional Equity Interests.  Each Pledgor agrees that the Administrative Agent may from time to time attach as Schedule 2(a) hereto an updated list of capital stock or other Equity Interests at the time pledged to the Administrative Agent hereunder.

(d)                            Waiver of Certain Partnership Agreement and Operating Agreement Provisions.  Each Pledgor irrevocably waives any and all provisions of the partnership agreements and operating agreements of each Subsidiary of such Pledgor (as applicable) that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Pledged Collateral (as such term is hereinafter defined) or any enforcement action which may be taken in respect of any such Lien or (b) otherwise conflict with the terms of this Pledge Agreement.

3.                        Security for Secured Obligations.  The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the Secured Obligations (subject to Section 29 hereof).

4.                        Delivery of the Pledged Collateral.  Each Pledgor hereby agrees that:

(a)                            Delivery of Certificates.  Each Pledgor shall deliver to the Administrative Agent (i) simultaneously with or promptly following the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor.  Prior to delivery to the Administrative Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Administrative Agent pursuant hereto.  All such certificates and instruments shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

(b)                            Additional Securities.  If any Pledgor shall receive (or become entitled to receive) by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate or instrument, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or membership or other Equity Interests, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, conversion of, or an exchange for, any Pledged Collateral or otherwise in respect thereof; (iii) dividends payable in securities; or (iv) distributions of securities or other Equity Interests, cash or other property in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall accept and receive each such certificate, instrument, option, right, dividend or distribution in trust for the benefit of the Administrative Agent, shall segregate it from such Pledgor’s other property and shall deliver it forthwith to the Administrative Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(c)                             Financing Statements.  Each Pledgor authorizes the Administrative Agent to file one or more financing statements (with the description of the Pledged Collateral contained herein, including without limitation “all assets” and/or “all personal property” collateral descriptions) disclosing the Administrative Agent’s security interest in the Pledged Collateral.  Each Pledgor agrees to execute and deliver to the Administrative Agent such financing statements and other filings as may be requested by the Administrative Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

5.                        Representations and Warranties.  Each Pledgor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated:

(a)                            Authorization of Pledged Shares.  The Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person.

(b)                            Title.  Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and is the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens.  There exists no “adverse claim” within the meaning of Section 8-102 of the UCC with respect to the Pledged Shares of such Pledgor other than Permitted Liens.

(c)                             Exercising of Rights.  The exercise by the Administrative Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

(d)                            Pledgor’s Authority.  No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Collateral or any other Person is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement (except as have been already obtained) or (ii) for the exercise by the Administrative Agent or the Secured Parties of their rights and remedies hereunder (except as may be required by the UCC or applicable foreign laws or laws affecting the offering and sale of securities).

(e)                             Security Interest/Priority.  This Pledge Agreement creates a valid security interest in favor of the Administrative Agent for the benefit of the Secured Parties, in the Pledged Collateral.  The taking of possession by the Administrative Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Administrative Agent’s security interest in the Pledged Shares consisting of certificated securities of Domestic Subsidiaries and, when properly perfected by filing or registration, in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Secured Obligations.  Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

(f)                              Partnership and Membership Interests.  Except as previously disclosed to the Administrative Agent, none of the Pledged Shares consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a financial asset.

(g)                             No Other Interests.  As of the date hereof, no Pledgor owns any Equity Interests in any Subsidiary other than as set forth on Schedule 2(a) attached hereto.

6.                        Covenants.  Each Pledgor hereby covenants, that so long as any of the Secured Obligations remain outstanding and until all of the commitments relating thereto have been terminated, such Pledgor shall:

(a)                            Books and Records.  Mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Pledge Agreement.

(b)                            Defense of Title.  Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Loan Documents.

(c)                             Further Assurances.  Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary or that the

Administrative Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including, without limitation, any and all action necessary to reasonably satisfy the Administrative Agent that the Administrative Agent has obtained a first priority perfected security interest in all Pledged Collateral); (ii) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if reasonably requested by the Administrative Agent, delivering to the Administrative Agent upon its request after the occurrence of an Event of Default, irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

(d)                            Amendments.  Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

(e)                             Compliance with Securities Laws.  File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

(f)                              Issuance or Acquisition of Equity Interests.  Not, without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may request for the purpose of perfecting its security interest therein, issue or acquire any Equity Interests constituting Pledged Collateral consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

7.                        Transfer, etc., by Pledgors.  Except as expressly permitted under the Credit Agreement, without the prior written consent of the Administrative Agent, no Pledgor will sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Pledged Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Pledge Agreement and the other Loan Documents.

8.                        Pledgors’ Obligations Not Affected.  The obligations of each Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Administrative Agent or any Secured Party of any right, remedy, power or privilege under or in respect of any of the Secured Obligations or any security thereof (including this Pledge Agreement); (b) any amendment to or modification of the Credit Agreement, any Note, the other Loan Documents or any of the Secured Obligations; (c) any amendment to or modification of any instrument (other than this Pledge Agreement) securing any of the Secured Obligations, including, without limitation, any of the Collateral Documents; or (d) the taking of additional security for, or any other assurances of payment of, any of the Secured Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Secured Obligations; whether or not such Pledgor shall have notice or knowledge of any of the foregoing, such Pledgor hereby generally waiving all suretyship defenses to the extent applicable.

9.                        Advances by Secured Parties. On failure of any Pledgor to perform any of the covenants and agreements contained herein which constitutes an Event of Default and while such Event of Default is continuing, the Administrative Agent may, at its sole option and in its sole discretion, upon notice to the Pledgors, perform the same and in so doing may expend such sums as the Administrative Agent may deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent or the Secured Parties may make for the protection of the security hereof or may be compelled to make by operation of law.  All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis (subject to Section 29 hereof) promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate.  No such performance of any covenant or agreement by the Administrative Agent or the Secured Parties on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Loan Documents or any other documents relating to the Secured Obligations.  The Secured Parties may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim.

10.                 Remedies.

(a)                            General Remedies.  Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent and the Secured Parties shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or by law (including, without limitation, levy of attachment and garnishment), the rights and remedies of a secured party under the Uniform Commercial Code of the jurisdiction applicable to the affected Pledged Collateral.

(b)                            Sale of Pledged Collateral.  Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section 10 and without notice, the Administrative Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Administrative Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law.  To the extent permitted by law, any Secured Party may in such event, bid for the purchase of such securities.  Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least ten Business Days before the time of such sale.  The Administrative Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given.  The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c)                             Private Sale.  Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Administrative Agent may be unable or deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Each Pledgor acknowledges and agrees that any such private sale may be at prices and on other terms less favorable than the prices and other terms that might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act or under applicable state securities laws.  Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral that has been publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933, as amended (the “Securities Act”)), notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and the Administrative Agent may, in such event, bid for the purchase of such Pledged Collateral.

(d)                            Retention of Pledged Collateral.  To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations.  Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

(e)                             Deficiency.  In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Pledgors shall be jointly and severally liable (subject to Section 29 hereof) for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and attorneys’ fees and expenses.  Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

(f)                              Management and Voting Rights.  Upon the occurrence of an Event of Default and during the continuation thereof, if the Administrative Agent so elects and gives notice of such election to the Pledgors, the Administrative Agent may exercise any management or voting rights relating to the Pledged Collateral (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Administrative Agent so elects, for the liquidation of the assets of the issuer thereof or for the amendment or modification of any of the charters, by-laws, operating agreements, partnership agreements or other governing documents, and give all consents, waivers and ratifications in respect of the Pledged Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Administrative Agent its proxy and attorney-in-fact, with full power of substitution, to do so).

(g)                             Transfer.  Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may cause all or any part of the Pledged Collateral held by it to be transferred into its name or the name of its nominee or nominees.

(h)                            Set-Off.  Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may set-off against the Secured Obligations any and all sums deposited with it or held by it, without any notice to the Pledgors, including without limitation, any sums standing to the credit of any Cash Collateral Account and any time deposits issued by the Administrative Agent.

11.                  Rights of the Administrative Agent.

(a)                            Power of Attorney.  Each Pledgor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

i.                  to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Pledged Collateral, all as the Administrative Agent may deem appropriate;

ii.               to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;

iii.            to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem appropriate;

iv.           to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Pledged Collateral;

v.              to direct any parties liable for any payment in connection with any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

vi.           to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral;

vii.        to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral;

viii.     to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may deem appropriate in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

ix.           to exchange any of the Pledged Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may deem appropriate;

x.              to vote for a shareholder or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral into the name of the Administrative Agent or one or more of the Secured Parties or into the name of any transferee to whom the Pledged Collateral or any part thereof may be sold pursuant to Section 10 hereof; and

xi.           to do and perform all such other acts and things as the Administrative Agent may deem appropriate or convenient in connection with the Pledged Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations shall remain outstanding and until all of the commitments relating thereto shall have been terminated.  The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so.  The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

(b)                            Assignment by the Administrative Agent.  The Administrative Agent may from time to time assign the Pledged Collateral and any portion thereof to a successor agent in accordance with the Credit Agreement, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Pledge Agreement in relation thereto.

(c)                             Voting Rights in Respect of the Pledged Collateral.

i.                  So long as no Event of Default shall have occurred and be continuing, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

ii.               Upon the occurrence and during the continuation of an Event of Default and upon notice to Pledgors from the Administrative Agent, all rights of a Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon become vested in the Administrative Agent, which shall then have the sole right to exercise such voting and other consensual rights.

iii.            Each Pledgor hereby grants the Administrative Agent a proxy to exercise all of its voting rights with respect to the Pledged Collateral upon an Event of Default.

(d)                            Dividend Rights in Respect of the Pledged Collateral.

i.                  So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends and distributions (other than stock dividends and other dividends and distributions constituting Pledged Collateral which are required to be pledged hereunder) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

ii.               Upon the occurrence and during the continuance of an Event of Default:

A.                          all rights of a Pledgor to receive the dividends, distributions and interest payments that it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon be vested in the Administrative Agent, which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

B.                          all dividends and interest payments that are received by a Pledgor contrary to the provisions of paragraph A. of this subsection shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(e)                             Release of Pledged Collateral.  The Administrative Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

12.                 Rights of Required Lenders.  All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

13.                 Application of Proceeds.  Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Pledged Collateral, when received by the Administrative Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 8.03 of the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent’s sole discretion, notwithstanding any entry to the contrary upon its books and records.

14.                 Continuing Agreement.

(a)                            This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated and all Letters of Credit have been terminated.  Upon payment in full in cash of all Secured Obligations, the cancellation of all Letters of Credit and termination of all commitments relating thereto, this Pledge Agreement shall be automatically terminated and the Administrative Agent and the Secured Parties shall, upon the request and at the expense of the Pledgors, forthwith release all of its liens and security interests hereunder, shall return all certificates or instruments pledged hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination.  Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

(b)                            This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all costs and expenses (including, without limitation, attorneys’ fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

15.                 Administrative Agent’s Exoneration.  Under no circumstances shall the Administrative Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Pledged Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Pledged Collateral and (b) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner.  Neither the Administrative Agent nor any Secured Party shall be required to take any action of any kind to collect, preserve or protect its or any Pledgor’s rights in the Pledged Collateral or against other parties thereto.  The Administrative Agent’s prior recourse to any part or all of the Pledged Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Secured Obligations.  This Pledge Agreement constitutes a pledge of the Pledged Collateral and any other applicable collateral hereunder only, and not an assignment of any duties or obligations of Pledgors with respect thereto, and by its acceptance hereof and whether or not the Administrative Agent shall have exercised any of its rights or remedies hereunder, none of the Administrative Agent or the Secured Parties undertakes to perform or discharge, and none of the Administrative Agent or the Secured Parties shall be responsible or liable for the performance or discharge of any such duties or responsibilities, including, without limitation, for any capital calls.  Each Pledgor agrees that, notwithstanding the exercise by the Administrative Agent of any of its rights hereunder, such Pledgor shall remain liable nonetheless for the full and prompt performance of all of such Pledgor’s obligations and liabilities under any operating agreement, limited partnership agreement, or similar document evidencing or governing any units of membership interest or limited partnership interest in any limited liability company or limited partnership included in the Pledged Collateral.  Under no circumstances shall the Administrative Agent, any of the Secured Parties or any holder of any of the Secured Obligations as such be deemed to be a member, limited partner, or other equity owner of any of the Subsidiaries by virtue of the provisions of this Pledge Agreement unless expressly agreed to in writing by the Administrative Agent or such Secured Party or holder.  Without limiting the generality of the foregoing, none of the Administrative Agent or the Secured Parties shall have any fiduciary duty as such to Pledgors or any other equity owner of any of their Subsidiaries by reason of this Pledge Agreement, whether by virtue of the security interests and liens hereunder, or any enforcement action in respect of such security interests and liens, unless and until the Administrative Agent or such Secured Party is actually admitted to the applicable Subsidiary as a substitute member or substitute equity owner thereof after exercising enforcement rights under part 6 of Article 9 of the Uniform Commercial Code in effect in the applicable jurisdiction, or otherwise.

16.                 Amendments and Waivers.  This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.

17.                  Successors in Interest.  This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns; provided, however, that, except as provided in the Credit Agreement, none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders under the Credit Agreement.  To the fullest extent permitted by law, each Pledgor hereby releases the Administrative Agent and each Secured Party, and their respective successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such holder, or their respective officers, employees or agents.

18.                 Notices.  All notices required or permitted to be given under this Pledge Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

19.                 Counterparts.  This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

20.                 Headings.  The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

21.                 Inconsistencies With Credit Agreement.  In the event that any terms hereof are inconsistent with the terms of the Credit Agreement, the terms of the Credit Agreement shall control solely to the extent of any such conflict.

22.                 Governing Law; Jurisdiction; Etc.

(a)                            GOVERNING LAW.  THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b)                            SUBMISSION TO JURISDICTION.  EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO

IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS PLEDGE AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                             WAIVER OF VENUE.  EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                            SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS PLEDGE AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW

23.                 WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

24.                 Additional Pledgors.  Subsidiaries of the Borrower (“Additional Pledgors”) may hereafter become parties to this Pledge Agreement by executing a counterpart hereof, and there shall be no need to re-execute, amend or restate this Pledge Agreement in connection therewith.  Upon such execution and delivery by any Additional Pledgor, such Additional Pledgor shall be deemed to have made the representations and warranties set forth in Section 5 hereof, and shall be bound by all of the terms, covenants and conditions hereof to the same extent as if such Additional Pledgor had executed this Pledge Agreement as of the Closing Date, and the Administrative Agent, for itself and the benefit of the Secured Parties, shall be entitled to all of the benefits of such Additional Pledgor’s obligations hereunder.

25.                 Severability.  If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

26.                 Entirety.  This Pledge Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

27.                  Survival.  All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Loan Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

28.                 Other Security.  To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then to the maximum extent permitted by applicable law the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the Secured Parties under this Pledge Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

29.                 Joint and Several Obligations of Pledgors.

(a)                            Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

(b)                            Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a primary obligor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Secured Obligations arising under this Pledge Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

(c)                             Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement, the other Loan Documents and the documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:	NOODLES & COMPANY,
a Delaware corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Executive Vice President

TNSC, INC.,
a Colorado corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

NOODLES & COMPANY SERVICES CORP.,
a Colorado corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

NOODLES & COMPANY FINANCE CORP.,
a Colorado corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

THE NOODLE SHOP, CO. — COLORADO, INC.,
a Colorado corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

THE NOODLE SHOP, CO. — WISCONSIN, INC.,
a Wisconsin corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — MINNESOTA, INC.,
a Minnesota corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	President

THE NOODLE SHOP, CO. — ILLINOIS, INC.,
an Illinois corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — VIRGINIA, INC.,
a Virginia corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — MARYLAND, INC.,
a Maryland corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. — COLLEGE PARK, LLC,
a Maryland limited liability company

By: Noodles & Company, a Delaware corporation, its Class A Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. — BALTIMORE COUNTY, LLC,
a Maryland limited liability company

By: Noodles & Company, a Delaware corporation, its Class A Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. — ANNAPOLIS, LLC,
a Maryland limited liability company

By: Noodles & Company, a Delaware corporation, its Class A Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. — MONTGOMERY COUNTY, MARYLAND,
a Maryland corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — CHARLES COUNTY, INC.,
a Maryland corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. — HOWARD COUNTY, INC.,
a Maryland corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. — KANSAS, LLC,
a Kansas limited liability company

By: TNSC, Inc., a Colorado corporation, its Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — DELAWARE, INC.,
a Delaware corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	President

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Erik M. Truette
Name:	Erik M. Truette
Title:	Assistant Vice President

PLEDGEES:	TNSC, INC.,
a Colorado corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

NOODLES & COMPANY SERVICES CORP.,
a Colorado corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

NOODLES & COMPANY FINANCE CORP.,
a Colorado corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

THE NOODLE SHOP, CO. — COLORADO, INC.,
a Colorado corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

THE NOODLE SHOP, CO. — WISCONSIN, INC.,
a Wisconsin corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

THE NOODLE SHOP, CO. — MINNESOTA, INC.,
a Minnesota corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	President

THE NOODLE SHOP, CO. — ILLINOIS, INC.,
an Illinois corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — VIRGINIA, INC.,
a Virginia corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — MARYLAND, INC.,
a Maryland corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. — COLLEGE PARK, LLC,
a Maryland limited liability company

By: Noodles & Company, a Delaware corporation, its Class A Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. — BALTIMORE COUNTY, LLC,
a Maryland limited liability company

By: Noodles & Company, a Delaware corporation, its Class A Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. — ANNAPOLIS, LLC,
a Maryland limited liability company

By: Noodles & Company, a Delaware corporation, its Class A Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. — MONTGOMERY COUNTY, MARYLAND,
a Maryland corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — CHARLES COUNTY, INC.,
a Maryland corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. — HOWARD COUNTY, INC.,
a Maryland corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. — KANSAS, LLC,

By: TNSC, Inc., a Colorado corporation, its Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — DELAWARE, INC.,
a Delaware corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	President

SCHEDULE 2(a)

EQUITY INTERESTS

Pledgor	Issuer	Number of Shares Issued	Certificate Number	Percentage Ownership

TNSC, Inc.	The Noodle Shop, Co. — Colorado, Inc.	1,000	2	100%

Noodles & Company	TNSC, Inc.	1,000	1	100%

Noodles & Company	Noodles & Company Services Corp.	1,000	1	100%

Noodles & Company	Noodles & Company Finance Corp.	1,000	1	100%

Noodles & Company	The Noodle Shop, Co. — Illinois, Inc.	1,000	1	100%

TNSC, Inc.	The Noodle Shop, Co. — Kansas, LLC	N/A	N/A	100%

Noodles & Company	The Noodle Shop, Co. — Maryland, Inc.	1,000	1	100%

Noodles & Company	The Noodle Shop, Co. — College Park, LLC	N/A	N/A	75%

Noodles & Company	The Noodle Shop, Co. — Montgomery County, Maryland	100	1	100%

Pledgor	Issuer	Number of Shares Issued	Certificate Number	Percentage Ownership

Noodles & Company	The Noodle Shop, Co. — Howard County, Inc.	90	2	90%

Noodles & Company	The Noodle Shop, Co. — Charles County, Inc.	60	006	60%

Noodles & Company	The Noodle Shop, Co. — Annapolis, LLC	N/A	N/A	99%

Noodles & Company	The Noodle Shop, Co. — Baltimore County, LLC	N/A	N/A	98%

Noodles & Company	The Noodle Shop, Co. — Minnesota, Inc.	1,000	2	100%

Noodles & Company	The Noodle Shop, Co. — Virginia, Inc.	1,000	1	100%

Noodles & Company	The Noodle Shop, Co. — Wisconsin, Inc.	1,000	1	100%

Pledgor	Issuer	Number of Shares Issued	Certificate Number	Percentage Ownership

The Noodle Shop, Co. — Colorado, Inc.	The Noodle Shop, Co. — Delaware, Inc.	1,000	1	100%

EXHIBIT 4(a)

FORM OF IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

[    ] of capital stock of                                     , a                              [corporation]:

and irrevocably appoints                                                                its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer.  The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

[HOLDER]

By:
Name:
Title: